Exhibit 99.2

public Aebi Schmidt Group Investor Presentation July 13, 2026

Safe Harbor: Basis of financials and forward-looking statements

Basis of financials

- Financial results up until June 30, 2025 include results for Aebi Schmidt and The Shyft Group on a combined basis inclusive of the period prior to the merger on July 1, 2025. This also applies to 2025 figures used as the basis for year-over-year comparisons throughout this presentation, which are presented on a combined basis as if the merger had closed on January 1, 2024. Historical information presented on a combined basis does not reflect any pro-forma adjustments or adjustments for costs related to integration activities, cost savings or synergies that have occurred or may be achieved if the merger occurred on January 1, 2024.
- Combined full-year 2025 includes results for Aebi Schmidt and The Shyft Group on a combined basis inclusive of the periods prior to the merger on July 1, 2025. Full-year 2025 results reported in our Annual Report on Form 10-K for the year ended December 31, 2025, include Aebi Schmidt standalone results for first half of 2025 and newly merged total company results for the second half of 2025 on a U.S. GAAP basis.

Forward-looking statements

This presentation contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2026 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates or targets in connection with any discussion of, among other things, the construction or operation of new or existing facilities, the 2030 strategy and targets, market share information, total addressable market, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings and attainment of merger synergies, potential capital and operational cash improvements, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts but instead represent only Aebi Schmidt's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of Aebi Schmidt's control. It is possible that Aebi Schmidt's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from Aebi Schmidt's historical experience and our present expectations or projections. More information about factors that potentially could affect our results is included in our filings with the SEC, which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Aebi Schmidt Group | Investor Presentation
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public Aebi Schmidt is a global leader in the specialty vehicles industry, empowering critical operations from airport runways to last - mile delivery 3 July 13, 2026 Aebi Schmidt Group | Investor Presentation Commanding leadership positions across all business lines , with an attractive value proposition and growth opportunities Specialty vehicles are a highly attractive market : Loyal customers, high entry barriers, and non - cyclical demand for mission - critical products Proximity to customers across our two home markets , North America and Europe and Rest of World, enables tailored strategies and strengthens diversification Aebi Schmidt is well positioned for outsized growth , with a differentiated edge , accelerating momentum , and clearly defined future tailwinds Aebi Schmidt Group targets revenues of over $3 billion , with a mid - teens adjusted EBITDA margin by 2030 Disciplined capital allocation strategy , unlocking the next phase of acquisition - led growth following initial deleveraging after 2025 Shyft acquisition Key Investments highlights Business lines overview Municipal Airport & Chassis Goods Transport Commercial Trucks Agriculture Goods Transport 1 2 3 4 5 6

Commanding leadership positions across all business lines, with an attractive value proposition and growth opportunities


Municipal

Airport & Chassis

Goods Transport

Commercial Trucks

Agriculture

Business Line	Municipal	Airport & Chassis	Goods Transport	Commercial Trucks	Agriculture
Value Proposition	Maintaining Streets, Clean and Safe Year-Round	Keeping Airport Runways Operational & Providing Best-In-Class RV and Truck Chassis	Manufacturing Walk-In Vans and Truck Bodies for Goods Transport and Infrastructure	Providing Custom Truck Upfits for Specialized Applications	Enabling Agriculture on Steep Slopes and Challenging Grounds
Segments[1]					
Total addressable Market[2]	Street Sweeping ~ $2b Snow & Ice ~ $1b	North America ~ $650m EU/ROW ~ $150m	Walk-In Vans ~ $500m Truck Body ~ $2b	Trucks ~ $4b Trailers ~ $1b	EU/ROW ~ $300m
Market Position[2]	**North America:** Leader in e-sweepers and heavy-duty snow removal **Europe/RoW:** Top 3 for street cleaning; #1 for roadway snow and ice clearing	**North America:** #1 for airport #2 for chassis **Europe/RoW:** #1 for airport	Top 2 for walk-in vans Complementary and focused truck body product offering	Top 3 for commercial trucks Top quality vendor for commercial trailers	#1 for alpine markets
Financial Contribution[3]	~30% of Revenue **Average** Margins	~20% of Revenue **Higher** Margins	~20% of Revenue **Average** Margins	~20% of Revenue **Average** Margins	<10% of Revenue **Lower** Margins

1) Reported segments are North America and Europe and Rest of World (RoW); 2) Based on management estimates; 3) Higher/Average/Lower Gross Margin in comparison to the average group Gross Margin.

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public Specialty vehicles are a highly attractive market: Loyal customers, high entry barriers, and non - cyclical demand for mission - critical products July 13, 2026 Aebi Schmidt Group | Investor Presentation 5 ▪ Snowplows, road maintenance equipment and delivery solutions are essential services ▪ Drives resilient demand across economic cycles ▪ Airport and Municipal customers are mainly cities, airports, and public agencies ▪ Provides stable demand with purchasing decisions driven by quality over price ▪ Ongoing revenue from spare parts, maintenance and service ▪ Creates high - margin , recurring income and increased customer loyalty ▪ Highly customized engineering capabilities and strong brands ▪ Provides stable market with limited new entrants ▪ Market is fragmented with smaller players that are unlikely to stay independent long term ▪ Offers ample opportunities for attractive transactions as market consolidator Mission - critical products Non - discretionary government & municipal demand Recurring aftermarket revenue High entry barriers and loyal customers Consolidation opportunities ▪ Emission rules and cleanliness requirements are further expanding ▪ Forces fleet upgrades and supports long - term demand Regulatory tailwinds public Aebi Schmidt is well positioned for outsized growth, with a differentiated edge, accelerating momentum, and clearly defined future tailwinds 6 July 13, 2026 Aebi Schmidt Group | Investor Presentation Proven Growth Track Record Today’s competitive edge Full ≥$40m synergy realization anticipated by mid - 2027 from acquisition of the Shyft Group Proven M&A playbook with reliable execution , supporting revenue growth of 20% CAGR from 2016 to 2025 Future tailwinds 380 580 896 2016 2019 2022 2025 1 1,907 + 20% CAGR Net Sales ($m) Main acquisitions (out of ~15 total acquisitions): Strong organic growth driven by customer centricity and disciplined execution of a high - caliber team Geographically diversified platform , with nationwide US presence and Europe as second home market “Local - for - local” production model, reducing supply chain risks and exposure to trade hurdles and tariffs Leading brands with solid recognition and customer loyalty, continuing to grow market shares. Innovation on product offering since 2024 , expanding addressable market in Airport and offering full range of electrified Street Sweepers Deepen vertical integration to secure margins and de - risk operations Expand after sales share, more efficient operations and sales growth to drive higher margin Strengthen and optimize our footprint by capturing remaining whitespace opportunities Accelerate M&A to drive scale, diversification, and market consolidation 1) See “Basis of financials and forward - looking statements” on page 2. Leverage our strong market position , built over recent years, to drive margin growth

Proximity to customers across our two home markets enables tailored strategies and strengthens diversification

North America



Aebi Schmidt Location

FY2025[1]:
$1,356m Net Sales
$123m adj. EBITDA

A nationwide player established through the acquisition of the Shyft Group in 2025, leveraging its national footprint (covering ~95% of the population) to pursue ample growth opportunities:

- Cross-selling and integration synergies across the combined platform
- Improved backlog conversion supported by capacity expansions
- Significant runway to grow sales, incl. after sales (~10% of revenue)
- Innovative new solutions for airport and electric Walk-In Vans

Europe and Rest of World (RoW)

FY2025[1]:
$551m Net Sales
$33m adj. EBITDA



Production facilities
Local Sales Organization

Established market leader following years of strong growth and investments, now turning towards margin expansion:

- Improved pricing expected to drive margin expansion towards double-digit adj. EBITDA margin by 2030
- Backlog conversion in Airport and Municipal supporting profitable growth, expecting to further gain market share and grow at >2x GDP
- Newly developed fully electrified street sweepers product range

1) See "Basis of financials and forward-looking statements" on page 2.

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Aebi Schmidt Group 2030 strategy: Our target is to generate long-term revenues of over $3 billion, with a mid-teens adjusted EBITDA margin

2030 strategic target

Group Net Sales ($m)



1,907
~200
>500
>400
>3,000
~6% CAGR
2025
Market recovery
Organic Growth
M&A
2030

Group Adj. EBITDA (%, bps)



~9%
>100
>125
>250
>13%
2025
Synergies and OpEx
Sales price and mix
Prod. efficiency and footprint
2030

2030 strategy core elements

- **Vision**

  To be the global leader in specialty vehicles, allowing people to work safely and efficiently

- **Mission**

  Our vehicles and services empower professionals to get their job done in the most challenging and time-critical conditions; from airport to last-mile delivery

- **Strategic enablers**

Product excellence	Product uptime	Service excellence	Product ecosystem
Trusted partnership with customers	Fast and reliable promise	Expert advice	National reach
World-class operations	Optimized regional footprint	Process efficiency	Reliable supply base
Results driven employees	Attraction & retention	Succession	Skills development

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Disciplined capital allocation strategy, unlocking the next phase of acquisition-led growth following initial deleveraging

1. Organic Growth Investments

- Major product updates and expanded product offering since 2024, with no big investments expected in 2027 and 2028
- Targeted expansion of production facilities to increase output and optimize footprint
- Long-term CapEx targeted at ~2% of Net Sales to uphold technical leadership

∞ Balance sheet

- Structural reduction of Net Working Capital towards ~20% of Net Sales targeted, balancing growth requirements with efficiency gains in the next two years
- Initial deleveraging towards 2.0x leverage by year-end 2026 remains priority, following acquisition of the Shyft Group in 2025
- Long-term targeted leverage of 1.5x to 2.5x


1.
2.
3.
∞
Capital allocation

2. M&A

- Bolt-on acquisitions, with a significant transaction every two to three years
- Opportunities to increase vertical integration across the supply chain
- Focused on inorganic growth in core markets / products vs. adjacencies

3. Return of capital

- 2026 focus remains on deleveraging ahead of a higher return of capital to shareholders
- Mid-term, excess cash to be distributed via higher dividends and potentially share buybacks

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public Aebi Schmidt Group is a global specialty vehicles leader with strong growth tailwinds and resilient fundamentals 10 July 13, 2026 Aebi Schmidt Group | Investor Presentation Sales $1.95 to $2.15b (+7% 1 ) Adjusted EBITDA $175 to $195m (+19% 1 ) Leverage at year - end ≤ 2.0x 2026 guidance 1) 2026 Guidance Midpoint Compared vs 2025 (s ee “Basis of financials and forward - looking statements” on page 2). AEBI investment case Global leader Established customer relationships across our two home markets , leading brands and recent major updates on product offering Resilience Revenue growth Local - for - local model, a geographically diversified platform and strong balance sheet with further working capital and leverage improvements Very strong >$1.2b backlog , presence in high - growth markets , significant After Sales expansion , and strategic M&A opportunities Integration synergies , production footprint optimization, vertical integration , and improving operational efficiency Profit growth Long term targeting $3+ billion revenue with mid - teens adjusted EBITDA margin

public Appendix 11 July 13, 2026 Aebi Schmidt Group | Investor Presentation

Diversified business lines driving resilient growth and value creation

	Municipal	Airport & Chassis	Goods Transport	Commercial Trucks	Agriculture
Business Line					
Drivers and key considerations	▪ Strong market leadership ▪ Higher competitive intensity with well-established players across Europe and North America ▪ Demand underpinned by public spending budgets providing good visibility ▪ Mission-critical equipment with non-discretionary municipal demand	Airport: ▪ Strong market leadership ▪ Focus on accelerating order conversion through footprint optimization—not capacity expansion—protecting strong margins ▪ Limited competition, esp. for large airports ▪ Targeted growth in general aviation, driven by new, lower-cost and more versatile product launches	▪ COVID demand surge drove over-ordering and excess inventory, delaying fleet replacement cycles ▪ A 2025 rebound stalled as uncertainty (e.g., "Liberation Day") pushed customers to pause ▪ With inventories now normalized, demand is set to recover in 2026 and 2027 ▪ EV solution Blue Arc in deep cost-cut mode and OpEx mostly eliminated	▪ Demand highly sensitive to interest rates, given leasing-driven purchasing behavior ▪ Early signs of recovery emerging in 2026 ▪ Focus on vertical integration to structurally enhance margins, and on sales excellence initiatives—particularly in legacy Shyft—to capture new and existing customers	▪ Strong market leadership in Alpine markets (Germany, Switzerland, Austria) ▪ Demand heavily supported by public subsidies in the agricultural sector ▪ Deep-rooted heritage brand—origin of the Aebi name
Backlog considerations	▪ Somewhat backlog intensive ▪ ~6 months lead time	▪ Backlog intensive ▪ ~12 months lead time	▪ Backlog intensive ▪ 6-12 months lead time	▪ Not backlog intensive ▪ Less than 3 months lead time	▪ Not backlog intensive ▪ ~6 months lead time

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public A streamlined and comprehensive portfolio of leading brands 13 July 13, 2026 Aebi Schmidt Group | Investor Presentation

AEBI stock and shareholding (as of March 2026)

Shareholding information



33%
13%
2%
1%
5%
46%
Peter Spuhler (direct and through PCS Holding AG)
Gebuka AG
Barend Fruithof
Management (ExB), excl. Barend Fruithof
Institutionals >5%
Other / Free Float

Beneficial owner	Lock-up restrictions
The PCS Parties (Peter Spuhler and PCS Holding AG)	3 years after the closing[1] with phased tranches (see merger agreement)
Gebuka AG	
Barend Fruithof	

Other Stock information

Index inclusions as US Domestic Issuer

Index	Name
.RUT	RUSSELL2000
FR15XXXX	FTSE RAFI US 1500
SBBRWU	S&P Developed x United States BMI
MS126218	MSCI US IMI 25/50 Industrials
SBR65RWU	S&P Developed x United States <2B
R.MICRO	Russell Microcap
R.2000V	Russell 2000 Value
R.2000G	Russell 2000 Growth
R.3000	Russell 3000
106229	MSCI USA Small Cap
MS664864	MSCI USA IMI / Industrials -SEC

Analyst Coverage[2]: BTIG | Gregory Lewis, D. A. Davidson & Co. | Michael Shlisky, and ROTH Capital Partners | Matthew Koranda

1) The merger between Aebi Schmidt Holding AG and The Shyft Group closed on July 1, 2025.

2) Please note that any opinions, estimates or forecasts regarding Aebi Schmidt's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Aebi Schmidt or its management. Aebi Schmidt does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates or forecasts or any recommendations made by such analysts.

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public 15 July 13, 2026 Aebi Schmidt Group | Investor Presentation Marcus Scherer Chief Engineering Barend Fruithof Chairman & Group CEO Stefan Kaltenbach Chief Supply Chain Thomas Schenkirsch Chief Group Services Deputy CEO Marco Portmann Group CFO Henning Schröder CEO Europe and RoW Jacob Farmer President Commercial & Fleet Steffen Schewerda President Vehicle Solutions CEO North America An experienced leadership team The Executive Board consists of 8 members located in North America and Switzerland Executive Board

Financials overview

Q1 2025 to Q1 2026 Actuals[1]

$m	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
North America Order Intake	338	310	388	506	366
Europe/RoW Order Intake	127	134	130	126	143
Total Order Intake	**466**	**444**	**518**	**632**	**508**
North America Order Backlog	819	833	885	1,031	1,056
Europe/RoW Order Backlog	206	235	243	181	201
Total Order Backlog	**1,025**	**1,068**	**1,127**	**1,212**	**1,258**
North America Net Sales	352	322	336	346	337
Europe/RoW Net Sales	102	131	135	183	118
Total Net Sales	**454**	**454**	**471**	**528**	**456**
North America Adj. EBITDA	29.0	29.2	34.3	30.0	26.4
Europe/RoW Adj. EBITDA	2.2	5.3	7.9	18.1	6.8
Total Adj. EBITDA	**31.2**	**34.5**	**42.2**	**48.1**	**33.1**
Total Adj. EBITDA (%)	**6.9%**	**7.6%**	**9.0%**	**9.1%**	**7.3%**
Net AR-AP	88	61	67	76	69
Inventory	365	406	384	346	379
Net Working Capital	**453**	**466**	**451**	**423**	**449**
Net Debt[2]	419	446	469	437	455
Leverage	-	3.28	3.24	2.80	2.88

FY 2025 Actuals and FY 2026 Guidance

$m	2025
North America Order Intake	1,543
Europe/RoW Order Intake	518
Total Order Intake	**2,061**
North America Net Sales	1,356
Europe/RoW Net Sales	552
Total Net Sales	**1,907**
North America Adj. EBITDA	122.5
Europe/RoW Adj. EBITDA	33.4
Total Adj. EBITDA	**156.0**
Total Adj. EBITDA (%)	8.2%

$m	2026
Sales	$1.95 to $2.15b
Adjusted EBITDA	$175 to $195m
Leverage at year-end	≤ 2.0x

The business exhibits a seasonal pattern, with Q1 typically the softest quarter and Q4 the strongest

1) See "Basis of financials and forward-looking statements" on page 2.
2) Net Debt as defined in our Credit Facility Agreement, excluding long-term subordinated shareholder loans at 2.5% fixed interest rate.

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public July 13, 2026 Aebi Schmidt Group | Investor Presentation 17 Reconciliation of Non - GAAP Financial Measures To supplement its reporting of financial measures determined in accordance with generally accepted accounting principles in t he United States ("GAAP"), Aebi Schmidt utilizes certain non - GAAP financial measures. Aebi Schmidt utilizes Adjusted EBITDA, Adjusted EBITDA margin, Net Working Capital, and Ne t Debt to separate the impact of certain items from the underlying business. Because Aebi Schmidt uses these adjusted financial results in the management of its busines s, management believes this supplemental information is useful to investors for their independent evaluation and understanding of Aebi Schmidt's underlying business p erf ormance and the performance of its management. To aid investors and analysts with year - over - year comparability for the combined business of Aebi Schmidt and Shyft, the Company has also presented certain of these non - GAAP financial measures on a "Combined " basis. Combined non - GAAP financial measures include results for both Aebi Schmidt and Shyft on a combined basis inclusive of periods prior to the merger on July 1, 2025. Information presented on a combined basis does not reflect pro - forma adjustments or other a djustments for costs related to integration activities, cost savings or synergies that have been or may be achieved if the business combination occurred on January 1, 20 24. The non - GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, Aebi Schmidt's financial statements prepared in accordance with GAAP. Non - GAAP financial measures have limitations in that they do not reflect all of the amounts as sociated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently. Investors ar e encouraged to review the reconciliations of the non - GAAP financial measures to their most directly comparable GAAP measures included in this presentation and the accompanyi ng tables. In addition, the non - GAAP financial measures included in this presentation reflect management's judgment of particular items, and may be different from , a nd therefore may not be comparable to, similarly titled measures reported by other companies. The Company does not provide reconciliations of forward - looking non - GAAP financial measures, such as Adjusted EBITDA, Net Debt, and Leverage, to the most comparable GAAP financial measures on a forward - looking basis because the Company is unable to provide a meaningful or accurate calculation or estimation of reconciling items, and the information is not available without unreasonable effort. The Company is unable to address the probable significance of the u nav ailable information.

Reconciliation of Non-GAAP Financial Measures

Aebi Schmidt Group - Combined Financial Summary (Non-GAAP, unaudited) - (in thousands)

Financial results up until June 30, 2025 include results for Aebi Schmidt and The Shyft Group on a combined basis inclusive of the period prior to the merger on July 1, 2025. This also applies to 2025 figures used as the basis for year-over-year comparisons throughout this presentation, which are presented on a combined basis as if the merger had closed on January 1, 2024. Historical information presented on a combined basis does not reflect any pro-forma adjustments or adjustments for costs related to integration activities, cost savings or synergies that have occurred or may be achieved if the merger occurred on January 1, 2024.

Adjusted EBITDA ($k)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net Sales	**453,785**	**453,706**	**471,325**	**528,371**	**455,545**
Net Income / Loss	**626**	**-7,895**	**1,194**	**8,772**	**671**
Add (subtract)					
Interest Expense	9,164	12,153	14,228	11,761	11,350
Depreciation & amortization	12,127	11,778	14,990	16,159	13,803
Income tax (benefit) / expenses	1,441	-2,175	-447	2,036	488
Restructuring and other related charges	730	5,709	12,759	6,391	4,216
Transaction related expenses and adjustments	7,286	13,047	5,988	562	434
Foreign exchange losses on external debt	982	2,601	-252	-371	300
Pension related income, net	-929	-1,025	-1,025	-2,076	-776
Other	-182	287	-5,238	4,839	2,631
Adjusted EBITDA	**31,245**	**34,480**	**42,197**	**48,073**	**33,117**
Adjusted EBITDA (as % of Net Sales)	**6.9%**	**7.6%**	**9.0%**	**9.1%**	**7.3%**

For historical comparisons to The Shyft Group results, adjustments reflected in the table above do not include non-cash stock-based compensation expense

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Reconciliation of Non-GAAP Financial Measures

Aebi Schmidt Group - Combined Financial Summary (Non-GAAP, unaudited) - (in thousands)

Financial results up until June 30, 2025 include results for Aebi Schmidt and The Shyft Group on a combined basis inclusive of the period prior to the merger on July 1, 2025. This also applies to 2025 figures used as the basis for year-over-year comparisons throughout this presentation, which are presented on a combined basis as if the merger had closed on January 1, 2024. Historical information presented on a combined basis does not reflect any pro-forma adjustments or adjustments for costs related to integration activities, cost savings or synergies that have occurred or may be achieved if the merger occurred on January 1, 2024.

Net Debt ($k)	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026
Current portion of long-term debt	24,482	27,310	25,063	46,908	67,911
Long-term debt, less current portion	512,764	561,325	628,359	548,050	560,958
Total debt	**537,246**	**588,636**	**653,422**	**594,958**	**628,869**
Subtract					
Cash and cash equivalents	63,989	83,484	125,971	98,512	115,886
Subordinated Shareholder Loans	53,775	58,845	58,897	59,101	58,213
Net Debt	**419,482**	**446,306**	**468,554**	**437,345**	**454,770**

Net Debt as defined in our Credit Facility Agreement, excluding long-term subordinated shareholder loans

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Disclaimer: The information and materials in this document (the “Materials”) have been prepared by Aebi Schmidt Group (hereinafter «ASG») fo r information and discussion purposes only. While ASG believes that all information in the Materials is materially accurate, ASG makes no warranty as to its completeness or accuracy. If the Materia ls refer to financials, they do not purport to show actual results. Information and opinions expressed herein are current as of the date of the Materials only and are subject to change without notice. ASG undertakes no ob ligation to correct, update or revise any information or statements or to otherwise provide any additional materials. Any information on products, projects, financial projections, outlooks, estimates or other statemen ts predicting future outcomes (regardless of whether they are qualified with language indicating that they are opinions rather than fact) are forward - looking statements and are based upon certain assumptions. Events which wer e not accounted for could occur and could significantly affect the potential results discussed herein. Any projections, outlooks, estimates or assumptions should not be construed to be indicative of the actual eve nts which will occur. If any of the assumptions used do not prove to be true, results are likely to vary materially and adversely. The Materials are confidential and any distribution of them to any person other than the pe rso n to whom this information was originally delivered and/or to such person’s advisors is unauthorized, and any reproduction of these materials, in whole or in part, or the disclosure of any of the contents, without th e prior consent of ASG in each such instance is prohibited. The recipient may not rely on the statements contained herein. ASG shall not have any liability for any damages of any kind whatsoever relating to this Materia ls. By viewing and/or accepting the Materials in this presentation, the recipient acknowledges, understands and accepts the foregoing. Thank you for your time and interest!